SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

DWS CROCI® International VIP
The following is added to the disclosure relating to the fund under the “PART I: APPENDIX I-E – SERVICE PROVIDER COMPENSATION” section of the fund’s Statement of Additional Information:
Effective October 1, 2019, the fund pays the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.650% on the first $500 million of the fund’s average daily net assets, and 0.600% of the fund’s average daily net assets thereafter. Prior to October 1, 2019, the fund paid the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.790% on the first $500 million of the fund’s average daily net assets, and 0.640% of the fund’s average daily net assets thereafter.
Effective October 1, 2019, the following replaces similar information relating to the fund under the “PART II: APPENDIX II-C — CONTRACTUAL FEE RATES OF SERVICE PROVIDERS” section of the fund’s Statement of Additional Information:
Fund Name	Management Fee Rate
DWS CROCI® International VIP	First $500 million 0.650% Thereafter 0.600%
Please Retain This Supplement for Future Reference
September 23, 2019
SAISTKR-40